================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 16, 2000

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                    1-9210                95-4035997
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



              10889 WILSHIRE BOULEVARD
               LOS ANGELES, CALIFORNIA                          90024
      (Address of principal executive offices)                (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800


================================================================================

Item 9.  Regulation FD Disclosure
-------  ------------------------

   Financial Analyst Presentation by Dr. Ray R. Irani, Chief Executive Officer
   ---------------------------------------------------------------------------
                                November 16, 2000
                                -----------------

--------------------------------------------------------------------------------
|                                                                              |
|                       Occidental Petroleum Corporation                       |
|                                                                              |
|                                                                              |
|               [graphic omitted]    Financial Analysts Meeting                |
|                                                                              |
|                                                                              |
|                              Dr. Ray R. Irani                                |
|                      Chairman & Chief Executive Officer                      |
|                                                                              |
|                                                                              |
|                                 New York, NY                                 |
|                              November 16, 2000                               |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Thank you Ken, and good morning ladies and gentlemen.

     This morning I'd like to talk with you about three things - what we've done to strengthen our core businesses over the last three years, the results of these actions on our financial performance and our outlook for the future.

--------------------------------------------------------------------------------
|                                                                              |
|                                                       What is our message?   |
|                                                                              |
|                                                                              |
|        o  Oil and Gas                    ----------------------              |
|           >  Stronger asset mix          |       Result:      |              |
|           >  Higher production         / |  Oxy is 1999/2000  |              |
|           >  Higher netbacks           ==        leader       |              |
|           >  Lower operating costs     \ |   in oil and gas   |              |
|           >  Lower SG&A costs            |    profitability   |              |
|        o  Chemicals                      ----------------------              |
|           >  Alliance synergies lower costs                                  |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     I'm going to show you how these actions have resulted in a more focused oil and gas organization with a much stronger mix of assets, higher production, higher netbacks, lower operating costs and lower SG&A costs - and higher profitability per barrel than any of our competitors over the last two years.

     I'm going to show you how capturing the synergies from our chemical alliances has lowered costs and improved the ability of these operations to generate cash to reduce debt and fund growth opportunities.

--------------------------------------------------------------------------------
|                                                                              |
|                                                       What is our message?   |
|                                                                              |
|                                                                              |
|                       --------------------------------                       |
|                       |  Impact of Internal Actions   |                      |
|                       |           1997-2000           |                      |
|                       --------------------------------                       |
|                       |     IMPROVED EPS BY $1.25     |                      |
|                       --------------------------------                       |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     You're going to hear, in detail, how the net effect of all these actions has improved our base earnings by $1.25 per share. This improvement in earnings is the result of actions we've taken to improve the things that are under our control.

     Based on the fact that the P/E multiple of our stock is the lowest among our competitors, we don't believe these intrinsic improvements are reflected in our stock price. Therefore, we believe there is significant upside in our stock.

     When I'm finished with my presentation, I hope you'll agree with me that Occidental represents an excellent investment opportunity.

--------------------------------------------------------------------------------
|                                                                              |
|                                                                    Outline   |
|                                                                              |
|              o  Strategic Overview                                           |
|                 >  What are our goals?                                       |
|                 >  What did we do?                                           |
|                 >  What are the results?                                     |
|              o  Business Update                                              |
|                 >  Oil and Gas                                               |
|                 >  Chemicals                                                 |
|              o  Summary                                                      |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     This presentation is divided into three parts. In the strategic overview, I'll discuss our goals, the specific actions we've taken to achieve those goals and, finally, the results of those actions.

     Next, I'll update you on what we're doing to build on the strengths of our core oil and gas assets and how we compare with other companies in the industry
- followed by comments on our chemicals operations.

     I'll conclude with a brief summary...and then, of course, I'll be happy to take your questions.

     Now let's move ahead with a review of our goals.

--------------------------------------------------------------------------------
|                                                                              |
|                                                        What are our goals?   |
|                                                                              |
|        o  Achieve a 20 percent return on equity                              |
|        o  Generate free cash flow to reduce debt                             |
|           and strengthen balance sheet                                       |
|           >  Achieve debt/capitalization ratio in mid-40s                    |
|        o  Strengthen oil and gas operations                                  |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     First, we've set a target of achieving at least a 20-percent return on equity. This is an ambitious goal and our success in reaching that goal will be impacted by energy and chemicals prices. However, our intention is to improve all aspects of the company so that we reach this goal under normal market conditions.

     Second, we're focused on generating free cash flow to rapidly reduce our total debt and improve our balance sheet. We've set a debt-to-capitalization ratio target in the mid-40 percent range.

     Third, we're committed to the continued strengthening of our oil and gas operations to drive profits higher.

--------------------------------------------------------------------------------
|                                                                              |
|                                                  What are the key drivers?   |
|                                                                              |
|        o  Stronger asset mix that is heavily                                 |
|           weighted by oil and gas assets in the                              |
|           U.S., Middle East and Latin America                                |
|                                                                              |
|        o  Significant and sustained growth in                                |
|           recurring earnings not dependent solely                            |
|           on product prices                                                  |
|                                                                              |
|        o  Substantial reduction in debt and                                  |
|           associated interest expense                                        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     There are three key drivers behind our goals.

     The first driver is the much stronger, more cost competitive asset mix we've assembled through a combination of asset swaps, divestitures, acquisitions and strategic alliances. The result is an asset base heavily weighted by long-lived, high-margin oil and gas assets concentrated in the U.S., the Middle East and Latin America. The stronger asset mix gives us lower operating costs and higher netbacks, resulting in improved margins.

     The second driver is the significant and sustained growth in recurring earnings we've achieved independent of product prices.

     The third driver is the reduction of debt and associated interest expense. We hit our $2-billion debt-reduction target for 2000 by the end of the third quarter - three months ahead of schedule.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What is our strategy?   |
|                                                                              |
|        o  Shift corporate assets to large, long-lived oil                    |
|           and gas assets with growth potential                               |
|           >  Swap/sell marginal assets                                       |
|           >  Acquire assets that create or enhance critical mass             |
|              in core areas                                                   |
|           >  Sharpen exploration and EOR focus on core areas                 |
|        o  Harvest cash from chemicals                                        |
|           >  Concentrate assets in major product markets                     |
|           >  Create strategic alliances to maximize cash flow                |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Let me turn now to a brief review of our strategy. The strategy is unchanged since 1997 and consists of two basic elements.

     First, we've shifted our focus to large, long-lived oil and gas assets that have given us a strong base with stable production and the capacity to generate a large stream of cash flow. We'll continue to swap or sell marginal assets or assets that are nearing the end of their economic life cycle. We'll replace them with assets like Altura and Elk Hills that give us critical mass and make us leaders in the large Texas and California markets.

     We've also refocused our exploration and enhanced recovery programs to concentrate primarily in the U.S. and the Middle East.

     The second element of our strategy is to harvest cash from our chemical business to invest in profitable growth opportunities and to support our debt reduction efforts. We've enhanced our position in core chemical product markets by entering into strategic alliances that offer substantial cost saving synergies. Our success in capturing these synergies has improved the fundamentals of our earnings and cash flow positions.

--------------------------------------------------------------------------------
|                                                                              |
|                                                            What did we do?   |
|                                                                              |
|                                  Oil and Gas                                 |
|                                                                              |
|           o  Strengthened operations in the U.S.,                            |
|              Latin America and Middle East                                   |
|                                                                              |
|           o  Reduced costs across the operations                             |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In implementing our strategy, we've significantly strengthened our operations in the U.S., Latin America and the Middle East.

     By concentrating on a few large assets in these focus areas, we're able to use economies of scale to reduce SG&A costs, improve margins and increase earnings and cash flow.

--------------------------------------------------------------------------------
|                                                                              |
|                                                            What did we do?   |
|                                                                              |
|                             Domestic Oil and Gas                             |
|                                                                              |
|       o  Acquired Elk Hills (Feb. 1998)                                      |
|       o  Consolidated domestic activities (1998-2000)                        |
|          >  from 17 states to 5 states                                       |
|       o  Completed asset swaps                                               |
|          >  Enron Oil & Gas (Dec. 1999)                                      |
|             o  Swapped East Texas & Louisiana holdings for                   |
|                California & Gulf of Mexico interests                         |
|          >  BP                                                               |
|             o  Swapped Milne Point, Alaska, oil holdings for                 |
|                Permian Basin CO2 properties                                  |
|       o  Acquired Altura (Apr. 2000)                                         |
|       o  Acquired THUMS (Apr. 2000)                                          |
|       o  Monetized Gulf of Mexico shelf properties                           |
|          (Aug. 2000)                                                         |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In our domestic oil and gas business, we've taken a series of steps since 1997 to improve overall performance - beginning with the acquisition of the Elk Hills field in California.

     We also consolidated our operations by focusing on five states and exiting 10 others.

     We swapped properties with Enron Oil & Gas, giving up our holdings in East Texas and Louisiana and gaining interests in California and the Gulf of Mexico. As a result of this transaction, Oxy became the largest holder of mineral interests in California - with nearly 900,000 acres.

     We acquired Altura Energy in West Texas and THUMS in Southern California in April of this year. The Altura acquisition has been combined with Oxy's other Permian assets - making Oxy the largest oil producer in Texas.

     Most recently, we swapped our small interest in the Milne Point oil field in Alaska for BP's interests in the Bravo Dome CO2 unit in New Mexico. This transaction will further enhance the value of our Altura investment.

     The purchase of the THUMS properties in Long Beach, California, essentially replaced production from the property we sold in Peru. Not only does the THUMS production generate significantly higher netbacks than the Peru operation, it's a much longer-lived asset that will continue to generate strong cash and earnings for many years.

     We monetized our interests on the Continental Shelf in the Gulf of Mexico that required significant reinvestment. The proceeds from the sale of these interests were applied to our 2000 debt-reduction program.

--------------------------------------------------------------------------------
|                                                                              |
|                                                            What did we do?   |
|                                                                              |
|                           International Oil and Gas                          |
|                                                                              |
|       o  Consolidated international activities -                             |
|          24 countries to 10 countries (1997-2000)                            |
|          >  Sold interests in Venezuela (Feb. 1998)                          |
|          >  Sold Dutch North Sea holdings (July 1998)                        |
|          >  Exited Angola, China, Egypt, Gabon,                              |
|             Hungary, Ireland and Vietnam (1998)                              |
|          >  Sold interest in Block 1-AB in Peru (May,                        |
|             2000)                                                            |
|       o  Completed asset swaps                                               |
|          >  Shell (Sept. 1998)                                               |
|             o  Swapped Malaysia & Philippines interests for                  |
|                Colombia & Yemen holdings                                     |
|          >  Unocal (May 1999)                                                |
|             o  Swapped Bangladesh interests for Yemen                        |
|                holdings                                                      |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Outside the U.S., we were active in 24 countries in 1997. Today that number stands at 10. We sold producing properties in Venezuela and the Dutch North Sea and exited Angola, China, Egypt, Gabon, Hungary, Ireland and Vietnam. And as I just noted, we also sold our interest in Peru.

     We also completed asset swaps with Shell and Unocal that strengthened our position in core areas.

     We gave Shell our holdings in projects in Malaysia and the Philippines. These projects have long lead times and intensive capital requirements. In return, we received production interests in Colombia and Yemen.

     In Yemen, the asset swap with Shell allowed us to more than double our interest to 38-percent in the Masila Block, where production has increased each year since operations began.

     We traded our natural gas properties in Bangladesh for Unocal's interests in the Shabwa field in Yemen. Since we took over these holdings from Unocal in 1999, gross production has increased from 16,000 to 30,000 barrels per day.

--------------------------------------------------------------------------------
|                                                                              |
|                                                            What did we do?   |
|                                                                              |
|                                   Chemicals                                  |
|                                                                              |
|       o  Focused on chlorovinyls chain                                       |
|          >  Sold non-strategic businesses                                    |
|       o  Formed core business alliances                                      |
|          >  Equistar (May 1998)                                              |
|             o  Oxy interest = 29.5%                                          |
|          >  OxyVinyls, L.P (April 1999)                                      |
|             o  Oxy interest = 76%                                            |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In our chemicals business, we're focused on the chlorovinyls chain where we take the building blocks ethylene and chlorine and convert them through a series of intermediate products into PVC. One of the consequences of our emphasis on chlorovinyls has been the sale of a number of non-strategic businesses.

     To strengthen our position along the chlorovinyls chain, we entered into two major business alliances. In 1998, Oxy became a partner in Equistar, one of the world's largest producers of ethylene and derivatives.

     Last year, Oxy combined its PVC business with that of PolyOne Corporation, formerly known as the Geon Company, to form the OxyVinyls alliance. PolyOne is our largest customer for PVC. This new business combination is the largest producer of PVC resins in North America. Oxy is the operator and has a 76-percent interest.

     The synergies from these alliances have helped improve our earnings.

--------------------------------------------------------------------------------
|                                                                              |
|                                                            What did we do?   |
|                                                                              |
|                                   Corporate                                  |
|                                                                              |
|       o  Sold MidCon pipeline for $3.5 billion (Jan.                         |
|          1998)                                                               |
|                                                                              |
|       o  Redeemed 15 million preferred shares (1998)                         |
|                                                                              |
|       o  Received $775 million litigation settlement                         |
|          from Chevron (Nov. 1999)                                            |
|                                                                              |
|       o  Sold CanOxy interest for $700 million net (Apr.                     |
|          2000)                                                               |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     At the corporate level, we sold MidCon, our natural gas transmission and marketing business, for $3.5 billion in January 1998. Given the prospects for limited growth in its key markets, we concluded that MidCon was a non-strategic asset.

     We also redeemed 15 million preferred shares in March 1998. This saved about $58 million annually in preferred stock dividend costs.

     We received $775 million from Chevron in a litigation settlement in November 1999.

     And in April 2000, we sold our interest in CanOxy for $700 million in after tax proceeds as part of our debt reduction program following the Altura acquisition.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                                Core Businesses                               |
|                                                                              |
|      (The tables below are tabular representations of graphic materials)     |
|                                                                              |
|            1997                                                              |
|            Business                   Percentage of Income & Cash            |
|            --------                   ---------------------------            |
|            Oil and Gas                            46%                        |
|            Chemicals                              39%                        |
|            Gas Transmission                       15%                        |
|                                                                              |
|            2000 (9 months)                                                   |
|            Business                   Percentage of Income & Cash            |
|            --------                   ---------------------------            |
|            Oil and Gas                            83%                        |
|            Chemicals                              17%                        |
|                                                                              |
|                         * Percentage of Income & Cash                        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The combined effect of these changes within the oil and gas and the chemicals divisions - and at the Corporate level - has resulted in a very dramatic and fundamental shift in the company's earnings and cash generation profile.

     As you can see, our oil and gas operations, through the first three-quarters of 2000, accounts for 83-percent of Oxy's income and cash - compared to 46-percent in 1997. Even at lower oil prices, this shift would still be dramatic.

--------------------------------------------------------------------------------
|                                                                              |
|                                                       Worldwide Operations   |
|                                                                              |
|                            Number of Oil and Gas                             |
|                                  Locations                                   |
|                                                                              |
|                                                                              |
|                        1997                       2000                       |
|                        ----                       ----                       |
|                          5      Latin America       3                        |
|                          4       Middle East        4                        |
|                         15       US (states)        5                        |
|                         17          Other           2                        |
|                        ----                       ----                       |
|                         41                         14                        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     At the same time that our oil and gas business was growing, we were narrowing our geographic focus to concentrate on fewer areas. Here you can see the scope of these changes by the numbers. In 1997, we were active in five countries in Latin America, four in the Middle East and 17 elsewhere in the world. Domestically, we were active in 15 states.

     Today, we're focused on three Latin American countries and four in the Middle East. And here at home, we've reduced the number of states where we operate to 5.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                                Proved Reserves                               |
|                                 (Billion BOE)                                |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                      Year               Proved Reserves                      |
|                      ----               ---------------                      |
|                      1997                     1.31                           |
|                      1998                     1.42                           |
|                      1999                     1.35                           |
|                      2000 Est.                2.15                           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     During this same period, we increased our reserve base by nearly 70 percent
- from 1.3 billion barrels of oil equivalent (or BOE) in 1997 to an estimated
2.15 billion BOE by the end of this year.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                           Reserves/Production Ratio                          |
|                                    (Years)                                   |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                 Year               Reserves/Production Ratio                 |
|                 ----               -------------------------                 |
|                 1997                          9.1                            |
|                 1998                          8.9                            |
|                 1999                          8.7                            |
|                 2000 Est.                    12.4                            |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The increase in reserves has extended our reserves-to-production ratio from
9.1 years in 1997 to an estimated 12.4 years by the end of this year. That's an increase of more than 35-percent. The bulk of the reserve additions were in the U.S.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                            Core Oil and Gas Areas*                           |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|            Area                       Percentage of Income & Cash            |
|            ----                       ---------------------------            |
|            United States                          70%                        |
|            Middle East                            22%                        |
|            Latin America                           7%                        |
|            Other                                   1%                        |
|                                                                              |
|                         * Percentage of Income & Cash                        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Today, the U.S. produces 70 percent of the oil and gas division's cash and income. The Permian Basin accounts for 32-percent and California for 31-percent. Our Hugoton gas interests in Kansas make up the remaining 7-percent in the U.S.

     Elsewhere in the world, the Middle East, which is comprised of our interests in Oman, Pakistan, Qatar and Yemen, represents 22-percent. Our Latin American holdings in Colombia and Ecuador account for 7-percent. The other one-percent consists primarily of Russia.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                            Oil and Gas Production                            |
|                            (Thousand BOE Per Day)                            |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|               Year                   Reserves/Production Ratio               |
|               ----                   -------------------------               |
|               1997                              395                          |
|               1998                              438                          |
|               1999                              425                          |
|               2000 Est.                         467                          |
|               Est. 12/31/00 Rate                495                          |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Production has risen by 18-percent between 1997 and 2000. Based on our estimated exit rate for 2000, the compounded annual growth rate in our production is 6-percent since 1997. We expect to do at least as well in 2001, based on our 2000 exit rate. Overall, production has increased by 25-percent since 1997.

     The significance of the rapid growth in production is magnified by the fact that our price realizations in 2000 are higher than they were in 1997.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                          Oxy Oil Price Realizations                          |
|                                   (% WTI*)                                   |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                 Year                   Oil Price Realization                 |
|                 ----                   ---------------------                 |
|                 1997                            75%                          |
|                 2000 Est.                       89%                          |
|                                                                              |
|                        *West Texas Intermediate Crude                        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In 1997, we realized 75-percent of the average price of $20.61 per barrel for WTI. Today, our realizations are nearly 90-percent. This improvement is the result of having sold or swapped producing assets with low netbacks in Bangladesh, Peru and Venezuela and replaced them with assets like Elk Hills and Altura.

     The picture for natural gas realizations is similar - although the difference is not as pronounced.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                      Oxy Natural Gas Price Realizations                      |
|                                  (% NYMEX*)                                  |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|             Year                   Natural Gas Price Realization             |
|             ----                   -----------------------------             |
|             1997                                91%                          |
|             2000 Est.                           96%                          |
|                                                                              |
|                 *New York Mercantile Exchange natural gas price              |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Natural gas price realizations went from 91-percent of the average NYMEX price in 1997 to an estimated 96-percent in 2000. This change reflects the sale of marginal properties in Kansas, Louisiana and East Texas and their replacement with higher margin properties in California.

     California has the best gas market in the U.S. with high year-round demand and a limited local supply. We are the single largest gas producer in the state. Because of our proximity to the market, lower transportation costs give us a competitive advantage over out of state suppliers. Low transportation costs make it possible for us to receive a higher price for our gas and still beat the costs of our competitors.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                            Oil and Gas SG&A Costs                            |
|                                 ($ Per BOE)                                  |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                 Year                   Oil and Gas SG&A Cost                 |
|                 ----                   ---------------------                 |
|                 1997                           $2.11                         |
|                 2000 Est.                      $1.30*                        |
|                                                                              |
|                                                  * 38% reduction             |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     At the same time our price realizations were going up, our costs were coming down - leading to further margin improvements. In late 1997, we said we would substantially reduce selling, general and administrative expenses. I'm pleased to report that we've cut these costs from $2.11 per BOE in 1997 to an estimated $1.30 per barrel this year - for a reduction of 38-percent.

     This improvement is a direct result of our strategy of focusing on large, cost competitive assets in fewer places.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                          Oil and Gas Operating Costs                         |
|                                 ($ Per BOE)                                  |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|              Year                    Oil and Gas Operating Cost              |
|              ----                    --------------------------              |
|              1997                               $5.25                        |
|              2000 Est.                          $4.43**                      |
|                                                                              |
|                                                  ** 16% reduction            |
|                                                                              |
|    * Per FAS 69 report - excludes DD&A, exploration and asset write-downs    |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In addition, we've lowered operating costs per BOE by 16-percent - from $5.25 in 1997 to an estimated $4.43 for 2000.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                     1999 Oil and Gas Operating Income*                       |
|                                   ($/BOE)                                    |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|             Company                 Oil and Gas Operating Income             |
|             -------                 ----------------------------             |
|               OXY                               5.30                         |
|               APA                               4.55                         |
|               APC                               3.98                         |
|               BP                                3.88                         |
|               COC                               3.73                         |
|               XOM                               3.53                         |
|               KMG                               3.48                         |
|               CHV                               3.03                         |
|               MRO                               2.92                         |
|               P                                 2.91                         |
|               AHC                               2.72                         |
|               TX                                2.22                         |
|               UCL                               1.68                         |
|               EOG                               1.15                         |
|               BR                                0.88                         |
|                                                                              |
|     * Oil and gas exploration & production income (per FAS 69 format) is     |
|                    after taxes & before interest expense                     |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The results of what we have done to strengthen our asset mix and reduce costs are apparent in the improvement we've achieved in operating profitability per BOE. In 1999, Oxy led its competitors in operating income per barrel.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                                9 - Months 2000                               |
|                         Oil and Gas Quarterly Income*                        |
|                                   ($/BOE)                                    |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|             Company                 Oil and Gas Quarterly Income             |
|             -------                 ----------------------------             |
|               OXY                               13.19                        |
|               BP                                12.80                        |
|               KMG                               12.63                        |
|               APA                               12.46                        |
|               APC                               11.16                        |
|               MRO                               10.02                        |
|               CHV                                9.17                        |
|               P                                  9.17                        |
|               XOM                                8.85                        |
|               COC                                8.50                        |
|               TX                                 8.40                        |
|               EOG                                8.34                        |
|               AHC                                7.74                        |
|               UCL                                7.46                        |
|               BR                                 6.27                        |
|                                                                              |
|        * Quarterly exploration & production income before U.S. taxes &       |
|                               interest expense                               |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The picture is much the same through the first 9 months of 2000. We again outperformed our competitors.

     Our exploration and production income per BOE in 1999 and 2000 reflects the very substantial improvements we've made in growing production, reducing costs and improving netbacks. These fundamental strengths will become increasingly apparent in our corporate results as we continue to drive down our debt and interest costs.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                      What is the net intrinsic impact of                     |
|                      our actions in Oil and Gas on EPS?                      |
|                                                                              |
|                                  Methodology                                 |
|                                                                              |
|                o  Adjust incremental changes in                              |
|                   production, costs & netbacks between                       |
|                   1997 & 2000 to conform to 1997 prices                      |
|                   ...and to 2000 costs & netbacks                            |
|                                                                              |
|                o  Overlay 1997-2000 changes in capital                       |
|                   structure over 1997                                        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     So what is the net effect of all these changes over the past three years on our bottom line - specifically our earnings per share? Are we really better off than we were three years ago?

     Moreover, how do we quantify these changes in a way that we can all understand without getting bogged down in accounting details and apply the "keep it simple principle".

     Our answer was to make 1997 our base year - and adjust the incremental changes in production, costs and netbacks between 1997 and 2000 to conform to 1997 prices...and to 2000 costs and netbacks.

     We also accounted for the changes in the capital structure between 1997 and 2000 by overlaying those changes on the 1997 capital structure.

     The methodology we used is not perfect, but it does allow us to answer the question, "are we better off"?

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                                  Methodology                                 |
|                                                                              |
|         o  Used 2000 average production levels that are                      |
|            below the year-end exit rates                                     |
|         o  Made no adjustments for lower production in                       |
|            production-sharing contracts due to higher                        |
|            prices in 2000                                                    |
|         o  All 2000 costs (interest, operating, etc.) reflect                |
|            9 month results                                                   |
|         o  Used full U.S. tax rate of 35%                                    |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The full year average production for 2000 is 28,000 barrels per day below our estimated year-end exit rate. This makes our estimates somewhat conservative.

     We made no adjustments for lower production in production-sharing contracts due to higher prices in 2000. If we included these impacts, the results would be even more favorable.

     All 2000 costs, such as interest expense and operating costs, reflect 9-month actual results.

     In addition, we applied the full U.S. tax rate of 35-percent. In a number of our worldwide operations, the effective tax rate is below that level.

     I want to ask you to follow along patiently as I go through the details of the next eight slides. I realize that for many of you, some of the points I'm going to emphasize may appear obvious, but I want all of you to be absolutely clear about how we improved our annual oil and gas income by $1.00 per share.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                            Oil and Gas Improvement                           |
|                                                                              |
|                           Comparison of Key Metrics                          |
|                      1997 Actuals versus 2000 Estimates                      |
|                                                                              |
|                                         Est                  Percent         |
|                              1997      2000      Change      Change          |
|                              -----     -----     -------     -------         |
|     Thousand BOE/Day           395       467        72 +      18% +          |
|     Operating Cost/BOE       $5.25     $4.43     $0.82 -      16% -          |
|     SG&A/BOE                 $2.11     $1.30     $0.81 -      38% -          |
|     Exploration Cost/BOE     $0.80     $0.54     $0.26 -      33% -          |
|     DD&A/BOE                 $3.45     $3.84     $0.39 +      11% +          |
|     %WTI Netbacks              75%       89%     $2.88 +      19% +          |
|     %NYMEX Gas Netbacks        91%       96%     $0.12 +       5% +          |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     First, we compared our metrics in 1997 with our estimates for the total year 2000 on a BOE basis.

     Our production has grown from 395,000 BOE per day in 1997 to an estimated average 467,000 BOE. That's an increase of 72,000 BOE per day - or 18-percent.

     As production was going up, costs were coming down. We've reduced operating costs by 82-cents per BOE, and we've cut SG&A costs by 81-cents per BOE. We also lowered exploration costs by 26-cents per BOE. DD&A charges are up by nearly 40-cents per BOE - primarily as a result of the Elk Hills and Altura acquisitions.

     If our oil price realizations were the same percentage of WTI in 1997 that we're receiving this year, our 1997 netbacks would have been nearly $2.88 per barrel higher.

     Likewise, our gas sales netbacks as a percentage of the average NYMEX gas price in 1997 would have been more than 12-cents per thousand cubic feet higher at the 2000 netback level.

     Let's take a closer look at the last two items on this chart that deal with price realizations.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                           Oil and Gas Improvements                           |
|                         Changes in Price Realizations                        |
|                                                                              |
|                                            Realizations                      |
|                                  -------------------------------             |
|            Marker Prices              1997             2000        Delta     |
|     --------------------------   --------------   --------------   -----     |
|     1997 WTI ($20.61/Bbl)        @ 75% = $15.46   @ 89% = $18.34   $2.88     |
|     1997 NYMEX Gas ($2.61/Mcf)    @ 91% = $2.39    @ 96% = $2.51   $0.12     |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The average 1997 WTI oil price was $20.61 per barrel. In 1997, we realized 75-percent of that price - or $15.46. At our 2000 realization rate of 89-percent, our 1997 realization would have been $18.34 per barrel. That's an improvement of $2.88 per barrel.

     The average 1997 NYMEX gas price was $2.61 per thousand cubic feet. We received 91-percent of that price - or $2.39. Our 2000 gas price realizations are about 96-percent of the average NYMEX price. A realization of 96-percent in 1997 would have raised our 1997 netback to $2.51 per thousand cubic feet - an increase of 12-cents.

     Now let's see how these changes, together with the changes in production and the cost structure, would have impacted our 1997 financial performance if they were in effect during 1997.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                           Oil and Gas Improvements                           |
|                   Impact of Production Changes on Revenues                   |
|                                                                              |
|                                                                              |
|                 Oil                                      Gas                 |
|  ---------------------------------       ----------------------------------  |
|  2000 (MMB/Year)             128.9       2000 (BCF/Year)              251.1  |
|  1997 (MMB/Year)             101.1       1997 (BCF/Year)              257.7  |
|                             ------                                  -------  |
|     Change (MMB)              27.8          Change (BCF)               (6.6) |
|  1997 WTI @ 89% ($/Bbl)   x $18.34       1997 NYMEX @ 96% ($/Mcf)   x $2.51  |
|                             ------                                    -----  |
|  Revenue Change ($MM)         $506       Revenue Change ($MM)          $(16) |
|                                                                              |
|                                                                              |
|                      Revenue Change     $ Millions                           |
|                      --------------     ----------                           |
|                           Oil              $506                              |
|                           Gas               (16)                             |
|                           ---              ----                              |
|                           Total            $490                              |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Let's begin with an assessment of how the changes in production between 1997 and 2000 would have impacted 1997 revenues.

     We estimate total 2000 oil production to be 128.9 million barrels. In 1997 we produced 101.1 million barrels of oil. The difference between the two is an increase of 27.8 million barrels.

     We then multiplied the 27.8 million barrels times $18.34, which is 89-percent of the 1997 WTI price as shown in the previous slide. The result shows 1997 oil revenues would have been $506 million higher.

     Our estimated 2000 gas production is 251.1 billion cubic feet -compared to the 257.7 billion cubic feet we produced in 1997. The difference between the two shows a decline of 6.6 billion cubic feet, which is primarily due to asset sales.

     We multiplied the 6.6 billion cubic feet times $2.51 per thousand cubic feet, which is 96-percent of the 1997 NYMEX gas price. The result shows a $16 million reduction in gas revenues.

     The combined effect of higher 2000 oil production and lower 2000 gas production - together with the improved 2000 netback ratios - would have increased revenues by $490 million in 1997.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                           Oil and Gas Improvements                           |
|                  Cost Adjustments to Incremental Production                  |
|                                                                              |
|                                            Incremental                       |
|                                 2000        Production       Change          |
|             Costs/$BOE         Costs         (MMBOE)         ($ MM)          |
|          ---------------       -----       -----------       ------          |
|          Operating             $4.43           26.7           $(117)         |
|          SG&A                  $1.30           26.7             (34)         |
|          Exploration           $0.54           26.7             (14)         |
|          DD&A                  $3.84           26.7            (101)         |
|                                                              ------          |
|          Net Adjustments                                      $(266)         |
|          Revenue Change                                         490          |
|                                                              ------          |
|          Net Improvement from Higher Production                $224          |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In order to determine the net effect of the change in the production profile on a theoretical 1997 basis, we had to make adjustments for the implied costs associated with the 26.7 million BOEs of net incremental production.

     We multiplied our 2000 operating, SG&A, exploration and DD&A costs per BOE by 26.7 million BOEs to determine the net adjustments we needed to make to the $490 million in higher revenue we showed in the previous slide.

     The result shows total implied operating costs of $117 million. SG&A costs totaled $34 million. Exploration expense of 54-cents per BOE yielded an additional $14 million in implied costs, and DD&A costs equaled $101 million.

     Total implied costs applicable to the 26.7 million BOE of incremental production are $266 million.

     We subtracted this $266 million from the $490 million in higher revenue to show a net improvement of $224 million from higher production.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                           Oil and Gas Improvements                           |
|                      Impact of Changes in Cost Structure                     |
|                                                                              |
|                               1997 Costs        1997                         |
|                                  minus       Production     Change           |
|              Costs/$BOE       2000 Costs       (MMBOE)      ($ MM)           |
|           ---------------     ----------     ----------     ------           |
|           Operating              $0.82           144         $118            |
|           SG&A                   $0.81           144          117            |
|           Exploration            $0.26           144           38            |
|           DD&A                  $(0.39)          144          (56)           |
|                                                             ------           |
|           Net Improvement                                    $217            |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Next, we quantified the impact of the cost reduction initiatives we implemented between 1997 and 2000 on our overall cost structure - specifically operating costs, SG&A, exploration expense and DD&A.

     In each of these four categories, we multiplied the difference between our 1997 and 2000 costs per BOE by our 1997 production of 144 million BOE.

     The result shows lower operating costs of 82-cents per BOE totaling $118 million in improvements. Reductions in SG&A costs of 81-cents per BOE contributed improvements totaling $117 million. A 26-cents per BOE decline in exploration expense provided an additional $38 million in improvements.

     These improvements are partially offset by higher DD&A charges of 39-cents per BOE that increase total DD&A by $56 million.

     The net improvement in our overall cost structure is $217 million pre-tax.

     What we're saying is that if we had the same cost structure in 1997 that we have this year, our 1997 pre-tax profits would have been $217 million higher.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                           Oil and Gas Improvements                           |
|                         Impact of Increased Netbacks                         |
|                                                                              |
|                                                 1997        Change           |
|                                  Delta       Production     ($ MM)           |
|                                ---------     ----------     ------           |
|                 Oil            $2.88/Bbl      101 MMBls      $291            |
|                 Gas            $0.12/Mcf       258 BCF         31            |
|                                                             ------           |
|           Net Improvement                                    $322            |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     To determine the improvement in netbacks, we applied the improved 2000 price realization ratios to our 1997 production.

     You will recall from our earlier discussion that the delta on oil prices between 1997 and 2000 is $2.88 per barrel. We multiplied the $2.88 per BOE by the 101 million barrels we produced in 1997. That implies an improvement of $291 million.

     Likewise, we multiplied the gas price delta of 12-cents per thousand cubic feet by the 258 billion cubic feet of gas we produced in 1997. That shows an improvement of $31 million.

     The combined result of higher oil and gas netbacks from higher price realizations is a net pre-tax improvement of $322 million, which is primarily the result of a stronger mix of assets in more accessible locations.

     Just so every one is absolutely clear, let me reiterate that applying this year's improved price realizations to our 1997 production would have increased 1997 pre-tax profits by $322 million.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                            Oil and Gas Improvement                           |
|                                                                              |
|                                                    Change                    |
|                         Summary                    ($ MM)                    |
|                    -----------------               ------                    |
|                    Higher Production                 $224                    |
|                    Lower Costs                        217                    |
|                    Higher Netbacks                    322                    |
|                                                    ------                    |
|                    Net Improvement                   $763                    |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Let's summarize the pre-tax profits impact of the changes in 2000 production, costs and netbacks, if they were applied to our 1997 results. Higher production would add $224 million. Lower costs would contribute an additional $217 million. Higher netbacks generate $322 million.

     If all of these improvements would have been realized in 1997, our net pre-tax profits would have been $763 million higher.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                            Oil and Gas Improvement                           |
|                                                                              |
|                   $ Million - Except EPS                     Change          |
|          ---------------------------------------             ------          |
|          Oil and Gas Improvement                              $763           |
|          Capital Structure Changes                                           |
|               MidCon                                          (218)          |
|               Interest/Preferred Dividends/Other                             |
|                    2000                             (628)                    |
|                    1997                             (609)      (19)          |
|          Total Improvements                                                  |
|               Pre-tax Income                                   526           |
|               Net Income                                      $373           |
|               EPS                                            $1.00           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     To determine the impact on our bottom line we had to account for changes in our capital structure between 1997 and 2000 and to tax effect the overall results.

     We started with the $763 million in pre-tax profits, and subtracted the $218 million in pre-tax income generated by MidCon in 1997.

     Then we deducted $19 million in net changes in interest expense, preferred dividends and other items.

     The result showed pre-tax adjusted income of $526 million.

     Next, we tax-effected the result to show an improvement in net income of $373 million.

     This equates to an increase of approximately $1.00 per share in 1997 if all the improvements between 1997 and 2000 were applied to our 1997 financial results.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                       Alliance Synergies - OxyChem Net                       |
|                                 ($ Millions)                                 |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                          Alliance           Synergy                          |
|                          --------           -------                          |
|                          OxyVinyls             $60                           |
|                          Equistar              $82                           |
|                                             -------                          |
|                          Total                $142                           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Let's focus briefly on the impact of the changes in our chemicals business on our earnings profile. So far, synergies from the two alliances - OxyVinyls and Equistar - have resulted in improvements totaling $142 million that have been confirmed by outside auditors.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                             Chemicals Improvement                            |
|            (1997 Results Adjusted to Reflect Changes Through 2000)           |
|                                                                              |
|                               Net Improvements                               |
|               ------------------------------------------------               |
|               Pre-tax Synergies/$ Millions                $142               |
|                  Net Synergies/$ Millions                  $92               |
|                  EPS                                     $0.25               |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     If we tax effect the synergies, we end up with $92 million. The bottom line is that the capture of these synergies has resulted in an additional 25-cents per share. We're pleased with this progress - but we're far from satisfied.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                           Total Company Improvement                          |
|                                                                              |
|                                EPS Improvement                               |
|                    --------------------------------------                    |
|                    Oil and Gas                      $1.00                    |
|                       Chemicals                     $0.25                    |
|                                                     -----                    |
|                          Total                      $1.25                    |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The combined impact of the restructuring in both oil and gas and chemicals has resulted in a total improvement of $1.25 per share.

     The $1.25 per share is the result of our internal initiatives to improve the fundamentals of the business by attacking those factors which are under our control. They include improving the quality of our assets, increasing production, lowering costs, improving netbacks and, ultimately, enhancing our profitability on a unit-of-production basis.

     Now let's turn to the subject of debt reduction.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                                  Total Debt                                  |
|                                 ($ Millions)                                 |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                      Date                 Oxy Public Debt                    |
|                    --------               ---------------                    |
|                    12/31/97                    4,965                         |
|                    12/31/98                    5,402                         |
|                    12/31/99                    4,401                         |
|                     3/31/00*                   5,766**                       |
|                     9/30/00                    4,035                         |
|                    12/31/00 Est.               3,687                         |
|                                                                              |
|            * Pro-forma Post Altura     ** Shows Oxy Public Debt on 3/31/00   |
|                                           balance sheet with addition of     |
|                                           $1.2 billion Altura acquisition    |
|                                           debt                               |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     I'd like to focus first on our debt structure. I'm going to divide our total debt into three components, starting with our public debt.

     At the end of 1997, our public debt was just below $5 billion. A year later, reflecting the effect of the Elk Hills acquisition, it rose to $5.4 billion. At the end of 1999, it was $4.4 billion.

     As of March 31, 2000, you can see the effect of the Altura acquisition on our public debt. The last two bars illustrate the effects of our initiatives to reduce debt substantially by the end of this year.

     Our estimated public debt at year-end 2000 will be nearly $1.3 billion below the year-end 1997 level, and more than $700 million below last year's.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                                  Total Debt                                  |
|                                 ($ Millions)                                 |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|      Date              Oxy Public Debt     Other Recourse Debt     Total     |
|      --------          ---------------     -------------------     -----     |
|     12/31/97                4,965                 1,361            6,326     |
|     12/31/98                5,402                   776            6,178     |
|     12/31/99                4,401                 1,047            5,448     |
|     3/31/00*                5,766                 1,009            6,775     |
|     9/30/00                 4,035                   944            4,979     |
|     12/31/00 Est.           3,687                   913            4,600     |
|                                                                              |
|     * Pro-forma Post Altura                                                  |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     When we overlay other recourse debt, including preferred stock, on top of the public debt, the total debt that is recourse to Oxy at year-end 2000 is expected to be more than $1.7 billion below the 1997 level, and nearly $850 million lower than last year.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                                  Total Debt                                  |
|                                 ($ Millions)                                 |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                      Oxy Public    Other Recourse     Altura Non-            |
|     Date                Debt            Debt         Recourse Debt    Total  |
|   --------           ----------    --------------    -------------    -----  |
|     12/31/97            4,965           1,361                0        6,326  |
|     12/31/98            5,402             776                0        6,178  |
|     12/31/99            4,401           1,047                0        5,448  |
|     3/31/00*            5,766           1,009            2,400        9,175  |
|     9/30/00             4,035             944            2,080        7,059  |
|     12/31/00 Est.       3,687             913            1,900        6,500  |
|                                                                              |
|     * Pro-forma Post Altura                                                  |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Here we've added the Altura non-recourse debt as shown in green. If you look at where we were at the end of March after the addition of both the Altura recourse and non-recourse debt, our projected year-end 2000 total debt will only be about $1 billion higher than at the end of 1999. For that $1 billion increase, we now own Altura and we monetized our interests in CanOxy and the Gulf of Mexico.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                         Debt/Capitalization Ratio (%)                        |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                  Date               Debt/Capitalization Ratio                |
|                --------             -------------------------                |
|                12/31/97                        67%                           |
|                12/31/98                        66%                           |
|                12/31/99                        59%                           |
|                 3/31/00*                       70%                           |
|                 9/30/00                        60%                           |
|                12/31/00 Est.                   57%                           |
|                 Target                       Mid-40s                         |
|                                                                              |
|            * Pro-forma Post Altura                                           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Despite incorporating two large acquisitions, we expect our year-end 2000 debt-to-capitalization ratio to decline to around 57-percent as we move toward our mid-40s target.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                              Debt/Reserves Ratio                             |
|                                    ($/BOE)                                   |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                    Date               Debt/Reserves Ratio                    |
|                  --------             -------------------                    |
|                  12/31/97                    $4.83                           |
|                  12/31/98                    $4.34                           |
|                  12/31/99                    $4.03                           |
|                  12/31/00 Est.               $3.02                           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Another sign that our fundamentals are moving in the right direction is the declining debt-to-reserves ratio. The ratio is calculated by dividing total debt by our proved reserves. This calculation excludes the value of our chemicals division.

     The debt-to-reserves ratio has fallen from $4.83 per barrel of oil equivalent of proved reserves in 1997 to an estimated $3.02 by the end of 2000. That's a drop of 37-percent. Since total 2000 debt will be higher than it was in 1997, this comparison shows that we've added a lot more reserves relative to our debt. As we continue to drive down our debt and add new reserves, that ratio will continue to fall.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                               2001 Debt Outlook                              |
|                                                                              |
|                                   Assumptions                                |
|                    --------------------------------------                    |
|                    Using First Call                                          |
|                    Consensus 2001 EPS       =       $2.95                    |
|                                                                              |
|                    Capital Spending         =        DD&A                    |
|                                                                              |
|                                                                              |
|                                  Conclusion                                  |
|                    --------------------------------------                    |
|                    Free Cash Flow       =   Approximately                    |
|                    for debt reduction       $750 Million                     |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     What will our debt picture look like in 2001? Let's assume the First Call consensus estimate of $2.95 in earnings per share for 2001 is correct, and that capital spending in 2001 will be roughly equal to our current depreciation, depletion and amortization rate of $1.1 billion.

     If these assumptions are correct, that means approximately $750 million in free cash flow would be available for debt reduction.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                                  Total Debt                                  |
|                                 ($ Millions)                                 |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                     Oxy Public    Other Recourse     Altura Non-             |
|    Date                Debt            Debt         Recourse Debt    Total   |
|  --------           ----------    --------------    -------------    -----   |
|    12/31/97            4,965           1,361                0        6,326   |
|    12/31/98            5,402             776                0        6,178   |
|    12/31/99            4,401           1,047                0        5,448   |
|    3/31/00*            5,766           1,009            2,400        9,175   |
|    9/30/00             4,035             944            2,080        7,059   |
|    12/31/00 Est.       3,687             913            1,900        6,500   |
|    12/31/01 Est.                                                     5,750** |
|                                                                              |
|     * Pro-forma Post Altura                      ** Based on "First Call"    |
|                                                     EPS consensus of $2.95   |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     If we repay $750 million in debt next year, our total debt would fall to $5.75 billion - based on our year-end 2000 estimate of $6.5 billion.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                              Debt/Reserves Ratio                             |
|                                    ($/BOE)                                   |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                    Date               Debt/Reserves Ratio                    |
|                  --------             -------------------                    |
|                  12/31/97                    $4.83                           |
|                  12/31/98                    $4.34                           |
|                  12/31/99                    $4.03                           |
|                  12/31/00 Est.               $3.02                           |
|                  12/31/01 Est.               $2.67                           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     If our debt level does fall to $5.75 billion at year-end 2001 - and assuming we replace 100-percent of our production - our debt-to-reserves ratio will decline by another 12-percent, from $3.02 per BOE to approximately $2.67.

     A debt-to-capitalization ratio in the mid-40s implies an additional reduction of about 35-cents per BOE, which would put Oxy in the middle of a group of comparable companies.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                         Debt/Capitalization Ratio (%)                        |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                  Date               Debt/Capitalization Ratio                |
|                --------             -------------------------                |
|                12/31/97                        67%                           |
|                12/31/98                        66%                           |
|                12/31/99                        59%                           |
|                 3/31/00*                       70%                           |
|                 9/30/00                        60%                           |
|                12/31/00 Est.                   57%                           |
|                12/31/01 Est.                   50%**                         |
|                 Target                       Mid-40s                         |
|                                                                              |
|            * Pro-forma Post Altura      ** Based on "First Call" EPS         |
|                                            consensus of $2.95.               |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In addition, our debt-to-capitalization ratio would decline to 50-percent at the end of 2001, and bring us closer to our mid-40s target.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                          Comparison with Competitors                         |
|                             Return on Equity (%)                             |
|                                     1999                                     |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                    Company               Return on Equity                    |
|                    -------               ----------------                    |
|                      EOG                       57.9                          |
|                      COC                       16.3                          |
|                      P                         14.4                          |
|                      AHC                       14.4                          |
|                      MRO                       14.2                          |
|                      BPA                       13.1                          |
|                      OXY                       12.5                          |
|                      XOM                       12.5                          |
|                      CHV                       11.7                          |
|                      TX                        10.0                          |
|                      KMG                        9.5                          |
|                      APA                        7.9                          |
|                      UCL                        6.3                          |
|                      APC                        2.4                          |
|                      BR                         0.0                          |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     At the beginning of this presentation I said that one of our goals is to achieve an annual return on equity of 20-percent. In 1999, as the industry began to recover from the down cycle of 1998, our 12.5-percent return on equity placed us in the middle of the pack among our competitors in the oil industry.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                          Comparison with Competitors                         |
|                             Return on Equity (%)                             |
|                                2000 Estimate*                                |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                    Company               Return on Equity                    |
|                    -------               ----------------                    |
|                      KMG                       36.9                          |
|                      COC                       35.3                          |
|                      P                         35.3                          |
|                      OXY                       32.0                          |
|                      UCL                       31.1                          |
|                      EOG                       30.2                          |
|                      AHC                       24.9                          |
|                      APC                       24.5                          |
|                      CHV                       24.2                          |
|                      XOM                       23.9                          |
|                      MRO                       21.5                          |
|                      BPA                       21.1                          |
|                      TX                        20.0                          |
|                      APA                       15.5                          |
|                      BR                        14.6                          |
|                                                                              |
|          * Based on June 30 balance sheet divided by the First Call          |
|            consensus of the full-year earnings estimates                     |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     As a result of this year's strong up-cycle - and the intrinsic improvements we've made - our estimated return on equity is up to 32-percent. These calculations are based on mid-year balance sheets for Oxy and our industry competitors - divided by the consensus earnings estimates of First Call.

     I should point out that these results do not include non-recurring items.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                             Return on Equity (%)                             |
|                                                                              |
|                            Average - Years                 Annual            |
|                   ---------------------------------     ------------         |
|                   10 Yrs    7 Yrs    5 Yrs    3 Yrs     2000    2001         |
|                   ------    -----    -----    -----     ----    ----         |
|         Equity      7.1      10.0     12.2     20.5     37.7    18.0         |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Here, we take a longer term view of our return on equity for 10, 7, 5 and 3 years, as well as the estimated returns for 2000 and 2001. Unlike the two previous slides, these results do include non-recurring items like asset sales and the write-down of assets.

     The 37.7-percent return in 2000 is based on our June 30, 2000 balance sheet divided by First Call's full year 2000 consensus earnings estimate of $3.65 per share - plus 65-cents in non-recurring items through the first half of 2000.

     The 2001 estimate relies on First Call's 2001 earnings estimate of $2.95 per share.

     The clear message from this table is that we've made significant and steady progress in improving our returns on equity. The improvements over the last three years reflect the growth of our oil and gas business. These improvements also include an increase in our equity of approximately $1 billion for the first three quarters of 2000.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                        Return on Capital Employed (%)                        |
|                                                                              |
|                             Average - Years                 Annual           |
|                    ---------------------------------     ------------        |
|                    10 Yrs    7 Yrs    5 Yrs    3 Yrs     2000    2001        |
|                    ------    -----    -----    -----     ----    ----        |
|         Capital                                                              |
|        Employed      6.2      6.9      7.6      10.5     14.8    12.8        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Using the same methodology in calculating our return on capital employed, we see the same pattern of improvement that is apparent in our return on equity. These returns have been improving steadily - and we're committed to achieving further improvement.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                          Return on Capital Employed                          |
|                                                                              |
|                                         Return on Equity (%)                 |
|                                   --------------------------------           |
|           Debt/Capitalization      10     15     18     20     25            |
|                                   ----   ----   ----   ----   ----           |
|                Ratio (%)           Return on Capital Employed (%)            |
|           -------------------     --------------------------------           |
|                    55              7.3    9.5   10.9   11.8   14.0           |
|                    50              7.5   10.0   11.5   12.5   15.0           |
|                    45              7.8   10.5   12.2   13.3   16.0           |
|                    40              8.0   11.0   12.8   14.0   17.0           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     This table shows the relationship between returns on equity and capital employed and our debt-to-capitalization ratio. If we reach our goals of a 20-percent return on equity and a 45-percent debt-to-capitalization ratio, our return on capital employed would exceed 13-percent.

     A debt-to-capitalization ratio in the mid-40s would put us in the top half among comparable companies. A return on capital employed in the 12 to 15-percent range - outlined in orange on this chart - would place us among the industry's top performers. That's our primary objective! We're striving to be one of the industry's best performing companies on a consistent basis.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                    Return on Equity & Capital Employed (%)                   |
|                                                                              |
|                             Average - Years                 Annual           |
|                    ---------------------------------     ------------        |
|                    10 Yrs    7 Yrs    5 Yrs    3 Yrs     2000    2001        |
|                    ------    -----    -----    -----     ----    ----        |
|         Equity       7.1      10.0     12.2     20.4     37.7    18.0        |
|                                                                              |
|         Capital                                                              |
|        Employed      6.2       6.9      7.6     10.5     14.8    12.8        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The steady gains in our returns on equity and capital employed reflect the improvements we've made to grow the company.

     This completes the financial overview of the company. As you've seen, we're focused on the improvements that have so far added $1.25 per share to our recurring earnings.

     As a sidebar, I'd like to add that we've achieved these improvements while adhering to our commitment to maintain our standards of excellence in the areas of health, environment and safety. We have an exemplary record that places us in the top tier among our peers.

     Now, I'd like to shift the focus to our current oil and gas operations in the U.S., Latin America and the Middle East - beginning with the Permian Basin in the U.S.

--------------------------------------------------------------------------------
|                                                                              |
|                                                     Business Review - U.S.   |
|                                                                              |
|                         Altura Acquisition (4/19/00)                         |
|                             Price = $3.6 Billion                             |
|                                                                              |
|                        Operating Cash (After Capital)                        |
|                              4/19/00 - 12/31/00                              |
|                                 $685 million                                 |
|                                                                              |
|                        Production Higher Than Forecast                       |
|                                   (BOE/Day)                                  |
|                             Forecast       Actual                            |
|                             --------      -------                            |
|                              135,000      143,000                            |
|                                                                              |
|                        Altura & Oxy Permian Operations                       |
|                              Combined Production                             |
|                               165,000 (BOE/Day)                              |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     We're very pleased with the performance of the former Altura properties since we completed this $3.6-billion acquisition on April 19th.

     For the eight months that we will have owned Altura by year-end, we expect operating cash flow - after capital - to reach $685 million.

     Production is averaging 143,000 BOE per day - 8,000 barrels per day more than we initially projected.

     We've successfully integrated the Altura properties with our existing Permian operations. Today, Oxy Permian operates more than 14,000 producing wells in the greater Permian Basin of West Texas and Southeast New Mexico. Combined production now averages 165,000 BOE per day.

     Results so far are outstanding - particularly when you consider the short time we've owned these assets.

--------------------------------------------------------------------------------
|                                                                              |
|                                                     Business Review - U.S.   |
|                                                                              |
|                                  Oxy Permian                                 |
|                                                                              |
|               o  Strong asset base                                           |
|                  >  Long-lived production                                    |
|               o  World leader in CO2 flood technology                        |
|                  >  CO2 floods account for 50% of Oxy                        |
|                     Permian production                                       |
|               o  Regional cost leader                                        |
|               o  Strongly competitive gas plants                             |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Our portfolio of assets in the Permian basin includes interests in 10 of the 50 largest fields ever discovered in the U.S. and 8 of the 10 largest fields in the Permian basin. These fields provide a steady base of long-lived production as well as an opportunity for expansion through additional enhanced recovery operations.

     With the Altura acquisition, Occidental has become a world leader in CO2 flood technology.

     Currently, Oxy has more than 50 active CO2 floods in the Permian Basin, half of which have been injecting for more than 10 years. About half of Oxy Permian's production comes from the CO2 flooding process - and we're applying this technology to the Cogdell field where we're starting a new CO2 flood program. We expect to increase the recovery factor at Cogdell by 12-percent. When fully implemented, Cogdell production will increase by approximately 7,000 BOE per day. This is a repeatable program that can be applied to other Permian fields.

     The Permian asset base provides an economy of scale that has resulted in lower unit costs in relation to our competitors in the region. This cost advantage enhances current operating results, lowers the break-even point and supports new investment.

     Our cost position is aided by highly competitive gas plants that capture third-party processing revenues and supply recycled CO2 at a lower unit cost than our competitors.

--------------------------------------------------------------------------------
|                                                                              |
|                                                     Business Review - U.S.   |
|                                                                              |
|                         Milne Point - Bravo Dome Swap                        |
|                                                                              |
|               o  Recently signed swap agreement with BP                      |
|                  >  Oxy swaps Milne Point, Alaska holdings for               |
|                     Bravo Dome CO2 unit in northern New Mexico               |
|                     o  Oxy becomes Bravo Dome operator                       |
|                                                                              |
|               Milne Point                            Bravo Dome              |
|               -----------                            ----------              |
|            Oxy interest = 9%                 BP working interest = 75%       |
|     Oil production = 4,000 Bbls/Day        CO2 production = 315 MMCF/Day     |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Our position in the Permian was further enhanced by a recent asset swap that gives us ownership of a key source of CO2.

     In keeping with our strategy of focusing on core assets, we recently swapped our 9-percent interest in the Milne Point field in Alaska operated by BP. Our share of production was 4,000 barrels of oil per day.

     In return, we received BP's 75-percent working interest in the Bravo Dome CO2 unit in northern New Mexico. Oxy will become the operator. The unit encompasses 910,000 net acres and has gross CO2 production of 315 million cubic feet per day from 360 wells.

     Production of CO2 at Bravo Dome is roughly equal to our total CO2 requirements in the Permian Basin. Because of third-party sales, Bravo Dome currently meets approximately 50-percent of our Permian CO2 demand.

     This transaction assures Oxy of a long-term, secure supply of CO2 to support the exploitation of our Permian assets and enhances the value of our Altura investment.

--------------------------------------------------------------------------------
|                                                                              |
|                                                     Business Review - U.S.   |
|                                                                              |
|                                  Oxy Permian                                 |
|                                                                              |
|          o  Focus on margin improvement & cost                               |
|             reductions                                                       |
|             >  Exceeding $50 million/year forecast                           |
|          o  Focus on production growth                                       |
|             >  Implement in-fill drilling   /                                |
|                                            /  20 rigs operating              |
|             >  Implement new CO2 floods     \                                |
|             >  Revive and retool exploration                                 |
|             >  Launch regional consolidation initiative                      |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Our focus on margin improvement and cost reductions has already produced positive results. On an annualized basis, we've already exceeded the $50-million improvement we forecast when we took over the Altura properties. A more diverse marketing approach alone has increased our netbacks by more than $1 per barrel. The previous owners marketed their output to a single buyer. We've significantly expanded the list of customers, and we're benefiting by selling to the highest bidder.

     To keep production strong, we've taken aggressive actions in all facets of our operations. We're launching an in-fill drilling program. We're initiating new enhanced recovery programs using CO2. Twenty rigs are already at work on the infill-drilling and CO2 projects. We're also targeting exploration prospects. And we're launching a drive to acquire and consolidate other leases in the region with our key properties.

     Through the eight months we will have owned the Altura properties by year-end, our estimated annualized, after tax-return on capital employed is about 17-percent.

--------------------------------------------------------------------------------
|                                                                              |
|                                                     Business Review - U.S.   |
|                                                                              |
|                        Elk Hills Acquisition (2/5/98)                        |
|                             Price = $3.5 Billion                             |
|                                                                              |
|                           Cumulative Free Cash Flow                          |
|                             (After Tax & Capital)                            |
|                                 $1.25 Billion                                |
|                           15% Return on Investment                           |
|                                                                              |
|                                  Production                                  |
|                             1999 - 2000E - 2001E                             |
|                             ----   -----   -----                             |
|                                   (BOE/Day)                                  |
|                                    95,000                                    |
|                                                                              |
|                            Production Replacement                            |
|                           (Since Project Inception)                          |
|                               120% @ $2.55/BOE                               |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Despite some initial transition difficulties that coincided with the 1998 oil price collapse, Elk Hills also has been a success story. This asset has already generated total free cash flow of approximately $1.25-billion - that's after both taxes and capital. That adds up to a 15-percent return on investment since the inception of the project. Production has held steady at 95,000 BOE per day beginning in 1999 - the first full year that we owned the field. We expect production to remain at that level next year.

     We also have replaced 120-percent of our total oil and gas production at Elk Hills - and we've done so at a cost of approximately $2.55 per barrel.

     Since the beginning, we've been very successful at driving down our costs at Elk Hills. Since oil and gas production in Southern California has been selling at premium prices compared to almost all other domestic markets, the combination of high prices and low costs has resulted in very strong earnings from Elk Hills.

--------------------------------------------------------------------------------
|                                                                              |
|                                                     Business Review - U.S.   |
|                                                                              |
|                                   Elk Hills                                  |
|                          Net Reserves - Million BOE                          |
|                                                                              |
|               Produced                                      95               |
|               Proved                                       435               |
|               Probable/Possible                            170               |
|                                                            ---               |
|                                                            700               |
|               Additional Exploration Potential         0 - 300               |
|                                                                              |
|          o  Exploration                                                      |
|             >  Implemented 3-year evaluation program                         |
|             >  1st well was commercial (5 MM Barrels) - already              |
|                on stream                                                     |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     By the end of this year, we will have produced a total of 95 million BOE at Elk Hills. We will still have an estimated 435 million barrels of proved reserves on our books and another 170 million barrels of probable and possible reserves - for a total of 700 million barrels net to Oxy. That equates to an original purchase price of $5.00 per BOE.

     There also is the potential of booking up to 300 million additional barrels through exploration. If we succeed in proving up an additional 300 million barrels, that will lower our original acquisition cost to $3.50 per barrel.

     We are currently in the early stages of a three-year exploration program that has already achieved positive results. Our first test well was successful - yielding 5 million barrels. Production from this discovery is already on stream.

--------------------------------------------------------------------------------
|                                                                              |
|                                                     Business Review - U.S.   |
|                                                                              |
|                                 Horn Mountain                                |
|                                                                              |
|          o  Oxy working interest 33%                          [map]          |
|             >  Vastar (BP) operator with 67%                                 |
|          o  60 miles offshore/5,400 feet water                               |
|             depth                                                            |
|          o  13,900 feet well depth                                           |
|          o  7 wells to be drilled                                            |
|             >  2 wells with 5 side-tracks drilled to date                    |
|          o  Gross reserves = 150 million BOE                                 |
|          o  First production (Late 2002)                                     |
|          o  Peak production (2004)                                           |
|             >  Oxy net 21,000 BOE/Day                                        |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     A recent exploration success is Horn Mountain in the deep water Gulf of Mexico. Oxy has a one-third interest and Vastar is the operator. The discovery well, which was drilled to a depth of nearly 14,000 feet, is located about 60 miles off the Louisiana - Mississippi coast in 5,400 feet of water.

     This project is on a fast track for development with a 7-well development program. Two of those wells, with 5 side-tracks, have already been drilled.

     Gross reserves are in the 150-million BOE range - with production scheduled to begin late in 2002. We expect peak production in 2004 with Oxy's share being 21,000 BOE per day.

--------------------------------------------------------------------------------
|                                                                              |
|                                            Business Review - Latin America   |
|                                                                              |
|                                   Colombia                                   |
|                                                                              |
|          [map]                 o  Optimize recovery of Cano                  |
|                                   Limon field                                |
|                                   o  Highly profitable                       |
|                                      operation                               |
|                                o  Complete drilling of Gibraltar             |
|                                   exploration well                           |
|                                   o  Reserve target is in 1 billion          |
|                                      barrel range                            |
|                                   o  Complete evaluation of other            |
|                                      exploration opportunities               |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In Colombia, we're pursuing an aggressive drilling program to optimize the recovery of reserves from Cano Limon. We expect to complete 16 development wells this year. Another 20 wells are planned for 2001 and 11 wells for 2002.

     Since 1997, we've reduced production costs by 49-percent and staffing by 30-percent. At the same time, profit margins per barrel have risen 31-percent - despite a 45-percent production decline. In fact, after accounting for all costs, Cano Limon's margins are among the highest in the company.

     We began drilling the Gibraltar exploration well earlier this month. The well location is approximately 100 miles west of Cano Limon and less than two miles from a major pipeline that's connected to the export market. The pipeline has a capacity of 250,000 barrels per day and is currently 40-percent full. The reserves target is in the billion-barrel class. We expect to complete the well next spring.

     We're also in the process of evaluating exploration opportunities in other areas of the country. We have a large technical data base and a highly skilled staff that understands the geoscience of the Colombian basins. Moreover, there are significant growth opportunities since large parts of the country are unexplored.

--------------------------------------------------------------------------------
|                                                                              |
|                                            Business Review - Latin America   |
|                                                                              |
|                                    Ecuador                                   |
|                                                                              |
|          o  Maximize Block 15 reserves                        [map]          |
|             and production                                                   |
|          o  Maintain active exploration                                      |
|             program                                                          |
|          o  Build new oil pipeline                                           |
|          o  Develop Eden-Yuturi                                              |
|          o  Pursue major EOR                                                 |
|             opportunities                                                    |
|          o  Complete AEC 40% farm-in                                         |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Our objective in Ecuador is to significantly increase the value of our holdings. Gross production is currently averaging 30,000 barrels of oil per day.

     Oxy also is part of a consortium bidding to build a new pipeline that will be the catalyst for all new oil and gas development in Ecuador. The government is expected to award a contract for construction of the pipeline by year-end.

     A new pipeline will make it possible for us to proceed with the development of the 115-million barrel Eden Yuturi field we discovered several years ago in the southeastern edge of Block 15.

     We recently farmed out 40-percent of our interests in Block 15 to Alberta Energy Corporation from Calgary. This transaction reduces both our business and political risk in Ecuador and will largely fund our capital program in-country for the next four years.

     This frees up capital that will allow us to pursue major EOR projects in Ecuador - like the giant Shushufindi and Sacha fields - which the government is expected to make available for competitive bids in 2001.

--------------------------------------------------------------------------------
|                                                                              |
|                                              Business Review - Middle East   |
|                                                                              |
|                                     Oman                                     |
|                                                                              |
|          o  Continuing Block 9                                [map]          |
|             development                                                      |
|             o  Implementing plans to                                         |
|                increase gross daily                                          |
|                production from                                               |
|                39,000 to 60,000                                              |
|                barrels                                                       |
|             o  Proceeding with                                               |
|                waterflood of Safah                                           |
|                field                                                         |
|          o  Beginning Block 27                                               |
|             exploration                                                      |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Occidental is the operator on Block 9 in Oman where we're actively developing six fields. We hold a 65-percent interest under a production-sharing agreement. We operate the Safah field in the northwest part of the block and the Wadi Latham/Al Barakah fields in the south-central part.

     Current gross production is 39,000 barrels of oil per day.

     The Safah waterflood is now in its second year. It remains our most important development project in Oman. We expect to increase ultimate recovery from the Safah field from 20-percent to 30-percent of the oil in place. Our contract, which runs through 2015, can be extended to 2025 upon completion of the waterflood. With development costs of $3.51 per barrel, the project has good economics - even at low oil prices.

     We're also the operator on Block 27, where we're beginning this quarter to drill the first exploration wells. We hold a 65-percent interest in block 27.

--------------------------------------------------------------------------------
|                                                                              |
|                                              Business Review - Middle East   |
|                                                                              |
|                                   Pakistan                                   |
|                                                                              |
|          o  Continuing production                             [map]          |
|             growth with new field                                            |
|             discoveries                                                      |
|          o  3D seismic has                                                   |
|             improved drilling                                                |
|             success rates                                                    |
|          o  Implementing two-year                                            |
|             drilling program                                                 |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Oxy holds interests in Pakistan that provide attractive returns on investment. The production in which we participate is in the Badin Block, operated by BP. We've held a position here since 1979. Current gross production is 51,000 BOE per day from approximately 130 wells in 52 fields. Oxy's share is approximately 13,500 barrels.

     Data obtained from a three-dimensional seismic survey on the Badin Block in 1996 and 1997 has significantly increased the success rate for both exploration and development - while, at the same time, reducing dry hole costs. The success rate for development wells is 100-percent versus 57-percent in 1996. Within the 3D area, the exploration success rate is 60-percent versus a 45-percent rate for other areas on our block.

     Our strategy calls for drilling 13 to 15 wells per year to develop existing and newly developed fields by the end of 2002. We're also continuing to evaluate additional exploration opportunities.

--------------------------------------------------------------------------------
|                                                                              |
|                                              Business Review - Middle East   |
|                                                                              |
|                                     Yemen                                    |
|                                                                              |
|          o  Increasing Masila                                 [map]          |
|             reserves and production                                          |
|             o  Continuing successful                                         |
|                drilling program                                              |
|             o  Targeting production                                          |
|                level of 220,000 gross                                        |
|                barrels per day                                               |
|                through 2002                                                  |
|          o  Increasing East Shabwa                                           |
|             production                                                       |
|          o  Evaluating exploration                                           |
|             opportunities                                                    |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Our position in Yemen continues to improve. Through an asset swap in 1999, we acquired a 29-percent interest in the East Shabwa Block, which complements our 38-percent interest in the adjoining Masila Block.

     Production and reserve additions in Masila continue to grow - outperforming all estimates dating back to the startup of this operation in 1991.

     When Masila was discovered, the estimated maximum production rate was 120,000 barrels of oil per day. Production exceeded that rate in the second year, and has been increasing every year. This year, production is averaging 210,000 barrels per day from 126 wells in 16 fields.

     Our strategy is to continue to exploit identified reserves through a focused drilling program over the next five years. We believe this program will maintain production at approximately 230,000 barrels per day through 2002.

     In adjacent East Shabwa, production has risen substantially since Occidental acquired its interest in 1999 in a swap with Unocal. Current gross production is averaging 30,000 barrels of oil per day from three fields, up from 16,000 at the time of the swap. Three-D seismic surveys planned for 2001 will help us identify additional exploration objectives in East Shabwa.

     We're also evaluating exploration acreage in Block 20 and in four blocks bordering Saudi Arabia. In addition, we're assessing exploration opportunities in other areas.

--------------------------------------------------------------------------------
|                                                                              |
|                                              Business Review - Middle East   |
|                                                                              |
|                                     Qatar                                    |
|                                                                              |
|          [map]                      o  Continuing development of             |
|                                        the North Dome and South              |
|                                        Dome fields                           |
|                                        o  Implementing North Dome            |
|                                           waterflood to add 110              |
|                                           million in gross reserves          |
|                                           in the Shuaiba reservoir           |
|                                        o  Completing full field              |
|                                           South Dome development             |
|                                           plan                               |
|                                     o  Evaluating 2nd generation             |
|                                        EOR projects at ISND                  |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In Qatar, our strategy is to continue development of the offshore North Dome and South Dome fields. Since 1994 we've produced about 190 million gross barrels of oil in Qatar. Total year-end 2000 proved oil reserves net to Occidental for both fields are estimated to be approximately 155 million barrels.

     At the North Dome field, we're implementing a waterflood project to develop the Shuaiba reservoir. We estimate it will add about 110 million barrels of gross oil reserves, about 40 million barrels net to Oxy. We expect to complete a water injection plant by the first quarter of 2001 with injection capacity of 160,000 barrels of water per day. And we plan to drill 15 wells - 8 producers and 7 injectors - in 2001.

     Beginning in 2002, we expect to begin further development of non-Shuaiba reserves. This project targets nearly 24 million barrels of gross reserves, or nearly 10 million barrels net to Oxy.

     We're also evaluating second-generation enhanced-recovery projects at the North Dome field targeting recovery of an additional 200 to 400 million barrels of oil in place.

     We've completed our evaluation of the South Dome field and will be submitting a full field development plan to the government before year-end.

--------------------------------------------------------------------------------
|                                                                              |
|                                              Business Review - Middle East   |
|                                                                              |
|                                    Growth                                    |
|                               Exploration & EOR                              |
|                                                                              |
|                             o  Yemen                                         |
|                                >  Exploration                                |
|                             o  Qatar                                         |
|                                > EOR                                         |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Together, Yemen and Qatar represent two elements of our successful growth strategy. The Yemen project was built on exploration success and we continue to add reserves through the drill bit. Qatar is an example of the successful implementation of our Enhanced Oil Recovery strategy which, like Yemen, has added highly profitable reserves and production to our portfolio of assets.

     Our new initiatives in Saudi Arabia and Libya offer a combination of exploration and Enhanced Oil Recovery opportunities - together with some midstream and downstream gas opportunities in the case of Saudi Arabia.

--------------------------------------------------------------------------------
|                                                                              |
|                                              Business Review - Middle East   |
|                                                                              |
|                                 Saudi Arabia                                 |
|                                                                              |
|          [map]                     o  Oxy - Enron partnership                |
|                                       submitted multiple proposals           |
|                                       >  Exploration & development           |
|                                          of natural gas reserves             |
|                                       >  Natural gas transmission            |
|                                       >  Production of electricity           |
|                                          and desalinated water               |
|                                    o  Signing of "memoranda of               |
|                                       understanding" expected by             |
|                                       year-end                               |
|                                    o  Oxy anticipates                        |
|                                       >  Clearly-defined projects            |
|                                       >  Good returns on capital             |
|                                       >  Flexible financing options          |
|                                    o  Project work to begin in 2001          |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Oxy has partnered with Enron to submit several proposals to the government of Saudi Arabia for integrated natural gas and infrastructure projects to meet the Kingdom's needs for fuel, electric power and water.

     They include upstream exploration, development and production. They also include midstream gathering, processing and transmission - as well as downstream distribution.

     The Saudi government said they expect to sign memoranda of understanding with selected bidders by the end of this year. We're anticipating clearly-defined projects with attractive returns-on-capital and flexible financing options. The Saudis have given every indication that they expect work to begin on these projects in 2001.

--------------------------------------------------------------------------------
|                                                                              |
|                                              Business Review - Middle East   |
|                                                                              |
|                                     Libya                                    |
|                                                                              |
|          [map]                     o  Evaluating return of                   |
|                                       existing assets                        |
|                                       >  Enhance production in               |
|                                          old fields                          |
|                                       >  Apply new technology                |
|                                    o  Oxy strengths                          |
|                                       >  History of success in               |
|                                          Libya                               |
|                                       >  Large Libyan data base              |
|                                       >  Success in similar                  |
|                                          Middle East operations              |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     We're also evaluating a series of opportunities in Libya that focus on returning to operate the assets that we operated before the U.S. government imposed sanctions. We see significant potential for enhancing production from these older fields as well as applying state-of-the-art technology to our existing exploration prospects. Oxy has a long track record of success in Libya, but our return is contingent upon a shift in U.S. policy permitting U.S. companies to resume operation of their existing Libyan assets.

     We have a very large technical data base on Libya and the Libyans are well aware that we have compiled a solid record of performance in similar operations in other areas in the Middle East.

--------------------------------------------------------------------------------
|                                                                              |
|                                                Business Review - Chemicals   |
|                                                                              |
|                               Earnings Profile                               |
|                            Before Interest & Taxes                           |
|                                 ($ Millions)                                 |
|                                                                              |
|     Petrochemicals/Equistar                                                  |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                         Year                Earnings                         |
|                         ----                --------                         |
|                         1990                   241                           |
|                         1991                    43                           |
|                         1992                   (64)                          |
|                         1993                   (33)                          |
|                         1994                   211                           |
|                         1995                   444                           |
|                         1996                   153                           |
|                         1997                   272                           |
|                         1998                    56                           |
|                         1999                    27                           |
|                         2000 9 Mos.             82                           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     Now, I'd like to shift gears and focus briefly on our chemicals business.

     This chart shows the historical volatility of the petrochemicals business which makes up about 25-percent of our chemicals business.

     Petrochemical prices are expected to remain under increasing pressure with the startup of significant new capacity this year and next. Margins are expected to remain compressed under the pressure of sustained high feedstock costs.

     These factors also will influence the trend toward further consolidation in the petrochemicals industry like we've seen with Dow and Union Carbide and with Chevron and Phillips.

     While it's very difficult to forecast the performance of this business from year to year, we expect to pass through the trough of the ethylene cycle in 2001, with an upturn beginning in 2002.

     You can see that in good years this business is capable of contributing strong earnings and cash flow.

--------------------------------------------------------------------------------
|                                                                              |
|                                                Business Review - Chemicals   |
|                                                                              |
|                               Earnings Profile                               |
|                            Before Interest & Taxes                           |
|                                 ($ Millions)                                 |
|                                                                              |
|             Excludes                                                         |
|     Petrochemicals/Equistar                                                  |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                         Year                Earnings                         |
|                         ----                --------                         |
|                         1990                   395                           |
|                         1991                   340                           |
|                         1992                   170                           |
|                         1993                   190                           |
|                         1994                   253                           |
|                         1995                   596                           |
|                         1996                   440                           |
|                         1997                   322                           |
|                         1998                   240                           |
|                         1999                   120                           |
|                         2000 9 Mos.            262                           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     While there is significant volatility in our basic chemicals businesses, there is less volatility than in petrochemicals. These basic businesses are somewhat more predictable from year to year because they are more closely tied to the business cycle. However, they are somewhat more volatile than the business cycle itself. This makes it very difficult to forecast performance from quarter to quarter.

     After a strong first half in the PVC business, production declined in the third quarter as customers began to draw down inventories that had grown with the expectation of higher prices. The market outlook for the fourth quarter is not expected to show any improvement. Barring a major change in the domestic economy, we expect demand to begin to recover in the second half of 2001.

     In our chlor-alkali business, the reduced demand for vinyls in the second half of 2000 has adversely impacted the chlorine market. Chlorine sales and operating rates have declined. Operating rates dropped to 85-percent in the third quarter - down from 99-percent in the first half of the year.

     The upside to the reduced demand for chlorine is supply shortages in the caustic soda markets where demand has remained stable and prices are increasing.

     When the market is strong, these businesses are significant profit and cash generators. Even in a weak market, the chemicals business generates significant free cash flow.

--------------------------------------------------------------------------------
|                                                                              |
|                                                      What are the results?   |
|                                                                              |
|                             Chemicals - Cash Flow                            |
|                                 1995 - 2000*                                 |
|                                                                              |
|                             Total = $3.3 Billion                             |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                      Asset Sales            $.9 Billion                      |
|                      Cash After Capital    $2.4 Billion                      |
|                                                                              |
|          *2000 = 9 months                                                    |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     As I noted earlier, the primary goal of our chemicals business is to harvest cash that can be used to reduce debt and to fund new growth opportunities.

     From 1995 through the first nine months of 2000, total cash flow from our chemicals business was $3.3 billion - with $2.4 billion in cash after capital coming from our core businesses. Asset sales accounted for $900 million.

     Now I'd like to summarize the key points I've made in this presentation as we look to the future.

--------------------------------------------------------------------------------
|                                                                              |
|                                                                    Summary   |
|                                                                              |
|                                Overall Results                               |
|                                                                              |
|                    o  Oil and Gas                                            |
|                       >  Increased profits per barrel                        |
|                       >  Increased production                                |
|                       >  Increased reserve life                              |
|                       >  Increased netbacks                                  |
|                       >  Reduced costs                                       |
|                    o  Chemicals                                              |
|                       >  Captured alliance synergies                         |
|                    o  Overall                                                |
|                       >  Improved EPS                                        |
|                       >  Reducing debt rapidly                               |
|                       >  Improving ROE                                       |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     In essence, the strategic moves we've made in the past three years have resulted in significant growth for the company.

     In oil and gas, our profitability per barrel is the highest among our competitors. We've increased production by a compound annual growth rate of 6-percent. We've increased our reserves-to-production ratio by 35-percent. We've increased oil netbacks by 19-percent and gas netbacks by 5-percent. We've cut operating costs by more than 15-percent. We've reduced SG&A costs by nearly 40-percent. These actions have improved recurring earnings from our oil and gas business by approximately $1.00 per share

     In chemicals, we've delivered on the synergies created by our alliances to add recurring earnings of 25-cents per share. As the chemical cycle turns upward, we will generate more cash flow.

     And overall, we've improved our total earnings per share by $1.25. We've met our $2 billion debt reduction target for 2000 three months ahead of schedule. We expect to reduce debt in the fourth quarter by an additional $560 million. And we're succeeding in improving our return on equity and return on capital employed.

--------------------------------------------------------------------------------
|                                                                              |
|                                               Estimated 2000 P/E Multiples   |
|                                                                              |
|                       Based on First Call EPS Consensus                      |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                    Company         Estimated P/E Multiple                    |
|                    -------         ----------------------                    |
|                      XOM                    19.7                             |
|                      BR                     16.0                             |
|                      APC                    15.6                             |
|                      EOG                    14.1                             |
|                      BP                     13.7                             |
|                      TX                     12.0                             |
|                      UCL                    11.0                             |
|                      CHV                    10.9                             |
|                      APA                    10.3                             |
|                      P                       8.8                             |
|                      COC                     8.4                             |
|                      KMG                     7.3                             |
|                      MRO                     6.9                             |
|                      AHC                     6.1                             |
|                      OXY                     5.7                             |
|                                                                              |
|                   * Based on Nov. 10 closing stock prices.                   |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     However, despite all that we've accomplished, our P/E multiple remains the lowest among our competitors, based on First Call's consensus estimates for 2000 and 2001 earnings.

     Based on the closing stock price on November 3, the forecast shows Oxy's multiple at 5.7 for 2000.

--------------------------------------------------------------------------------
|                                                                              |
|                                               Estimated 2000 P/E Multiples   |
|                                                                              |
|                       Based on First Call EPS Consensus                      |
|                                                                              |
|      (The table below is a tabular representation of graphic materials)      |
|                                                                              |
|                    Company         Estimated P/E Multiple                    |
|                    -------         ----------------------                    |
|                      XOM                    20.6                             |
|                      BP                     15.6                             |
|                      BR                     15.4                             |
|                      TX                     14.6                             |
|                      EOG                    14.2                             |
|                      APC                    14.2                             |
|                      CHV                    13.4                             |
|                      UCL                    12.7                             |
|                      APA                    10.2                             |
|                      KMG                     9.9                             |
|                      P                       9.9                             |
|                      COC                     9.4                             |
|                      MRO                     8.4                             |
|                      AHC                     7.9                             |
|                      OXY                     6.9                             |
|                                                                              |
|                   * Based on Nov. 10 closing stock prices.                   |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     The picture for 2001 is unchanged as Oxy trails the industry with a multiple of 6.9.

--------------------------------------------------------------------------------
|                                                                              |
|                                              Why are the multiples so low?   |
|                                                                              |
|                  Why is the $1.25 intrinsic EPS improvement                  |
|                      not reflected in Oxy's stock price?                     |
|                                                                              |
|                    o  Inconsistent performance history                       |
|                    o  Large number of changes at Oxy                         |
|                    o  Volatility in energy prices                            |
|                    o  Debt level                                             |
|                                                                              |
|                  These factors have obscured the fundamental                 |
|                 improvements made over the last three years.                 |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     These low P/E multiples raise the following question - Why does Oxy's stock price not reflect the $1.25 in earnings-per-share improvement?

     In our opinion, there are four factors that have obscured much of the progress we've made in improving the fundamentals of our business over the past three years.

o    First, we've had a history of inconsistent performance.

o Second, there have been a large number of changes in a relatively short period of time that have completely reshaped our asset base.

o Third, the wide swings in energy prices over the last three years have led some to conclude that our improved performance during the last two years is exclusively the result of higher prices.

o And fourth, the debt level has been a real issue - that's why debt reduction is a major priority in the near term.

     The combined effect of these four factors has obscured the fact that the fundamentals of the company are much stronger than they were three years ago - or even last year.

--------------------------------------------------------------------------------
|                                                                              |
|                                                  What is the path forward?   |
|                                                                              |
|                           What about future growth?                          |
|                                                                              |
|                    o  Significant growth must come from a                    |
|                       combination of new projects                            |
|                       >  Oil and Gas                                         |
|                          o  EOR - Middle East & Latin America                |
|                          o  Exploration - significant discoveries            |
|                          o  Acquisitions                                     |
|                       >  Chemicals                                           |
|                          o  Rebound in chemicals                             |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     We believe that we've successfully grown the company by focusing on the oil and gas business. The growth in our returns on equity and capital employed over the past three years shows that our strategy for creating value is fundamentally sound.

     But where do we go from here? Where is growth going to come from in the next two years? Let's look first at our existing assets.

     We have ongoing growth initiatives within our base assets, but to achieve the kind of growth necessary to exceed our financial targets we must be successful in developing new projects. There is no single item that will transform the company and raise it to a new level.

     We have to be successful on a number of fronts. In oil and gas, we're going to rely on a three-pronged strategy that encompasses enhanced oil recovery, exploration and acquisitions.

     In enhanced oil recovery, we're focused on two areas - the Middle East and Latin America. Both are core areas where we have a long history of success.

     In exploration, we have a focused program targeting opportunities in our core areas in the U.S., the Middle East and Latin America. We've abandoned the "shotgun" approach of years past in favor of well aimed "rifle shots".

     The commodity chemicals industry is currently under the pressure of high energy prices and soft demand. As the industry begins to recover, we expect our core operations to generate strong cash flow.

--------------------------------------------------------------------------------
|                                                                              |
|                                                  What is the path forward?   |
|                                                                              |
|                    o  Focus on achieving a 20% ROE                           |
|                                                                              |
|                    o  Focus on oil and gas earnings growth                   |
|                                                                              |
|                    o  Reduce debt                                            |
|                                                                              |
|                    o  Lower operating costs                                  |
|                                                                              |
|                    o  Drive down SG&A costs                                  |
|                                                                              |
|                    o  Generate cash from chemicals                           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

     As we move forward, we're focused squarely on achieving a 20-percent return on equity.

     We expect to hit that target by continuing to focus on growing our oil and gas business, reducing our total debt, lowering our operating costs, driving down our SG&A costs and generating strong cash flow from our chemicals business.

     Thank you. And now I'll be happy to take your questions.

--------------------------------------------------------------------------------
|                                                                              |
|                       Occidental Petroleum Corporation                       |
|                                                                              |
| o  Portions of this presentation are forward-looking and involve risks and   |
|    uncertainties that could significantly affect expected results. Factors   |
|    that could cause results to differ materially include, but are not        |
|    limited to:  global commodity pricing fluctuations for oil, gas and       |
|    chemicals; competitive pricing pressures; higher than expected costs      |
| including feedstocks; the supply/demand considerations for Occidental's | | products; any general economic recession domestically or internationally; | | and not successfully completing any expansion, capital expenditure or |
|    acquisition.                                                              |
| o  The United States Securities and Exchange Commission permits oil and gas  |
|    companies, in their filings with the SEC, to disclose only proved         |
|    reserves demonstrated by actual production or conclusive formation tests  |
|    to be economically producible under existing economic and operating       |
|    conditions. We use certain terms in this presentation, such as probable   |
|    and possible reserves, that the SEC's guidelines strictly prohibit us     |
|    from using in filings with the SEC. U.S. investors are urged to consider  |
|    closely the disclosure in our Form 10-K, available from us through the    |
|    following toll-free number , 1-888-OXYPETE (1-888-699-7383) or on the     |
|    Internet at http://www.oxy.com.  You also can obtain a copy from the SEC  |
|    by calling 1-800-SEC-0330.                                                |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

                  Summary Press Release Dated November 16, 2000
                  ---------------------------------------------

For Immediate Release: November 16, 2000

             OCCIDENTAL CEO HIGHLIGHTS EARNINGS IMPROVEMENT AND DEBT
              REDUCTION AT MEETING WITH NEW YORK FINANCIAL ANALYSTS

     LOS ANGELES, Nov. 16, 2000 -- Strategic actions initiated since 1997 to refocus and strengthen Occidental Petroleum Corporation (NYSE:OXY) have added $1.25 per share in recurring earnings annually, Dr. Ray R. Irani, the company's chairman and chief executive, said at the company's meeting today with financial analysts in New York.

     This improvement in base earnings and high energy prices in 2000 are the two key factors in the company's rapid pay-down of the debt it incurred in financing two major acquisitions since 1997, Dr. Irani said. When Occidental acquired Altura Energy, Ltd. in April 2000, debt rose to $9 billion from $5.4 billion at the end of 1999. By the end of the third quarter 2000, the company had met, three months ahead of schedule, its 2000 debt reduction goal of re-paying $2 billion. Dr. Irani said he expects additional debt reduction in the fourth quarter of $560 million, resulting in year-end 2000 total debt of approximately $6.5 billion. The company also is anticipating additional debt reduction in 2001.

     "We expect our year-end 2000 debt-to-capitalization ratio to be around 57-percent," Dr. Irani said, "as we move closer to our target in the mid-40 percent range." The company's debt-to-capitalization ratio at the end of 1997 was 67 percent, prior to the acquisition of Elk Hills and Altura Energy.

     Dr. Irani explained that, of the $1.25 improvement per share in recurring earnings, $1.00 came from the company's oil and gas operations and the remainder was from its chemicals business.

     "This improvement in earnings is the result of actions we've taken to improve the things that are under our control," Dr. Irani said. "Based on the fact that the price-to-earnings multiple of our stock is the lowest in the industry, we don't believe these intrinsic improvements are reflected in our stock price."

     Since 1997, Dr. Irani said, a series of asset sales, swaps and acquisitions have dramatically reshaped the company's capital structure and strengthened its mix of assets. Occidental sold or swapped a number of marginal oil and gas assets to concentrate on assembling a strong portfolio of large oil and gas holdings with competitive cost structures and high-quality, long-lived reserves in core areas in the U.S., the Middle East and Latin America.

     "We've increased production by a compound annual rate of 6-percent since 1997. We've increased our reserves-to-production ratio by 35-percent," Dr. Irani said.

     Occidental's worldwide production has grown from 395,000 barrels of oil equivalent (BOE) per day in 1997 to an estimated 495,000 BOE at the end of 2000, Dr. Irani said. From December 31, 1997, proved reserves grew from 1.3 billion BOE to an estimated 2.2 billion at the end of 2000.

     He also told the analysts that Occidental's price realization, as a percentage of the benchmark West Texas Intermediate crude oil, rose from 75-percent in 1997 to an estimated 89-percent in 2000. Occidental's price realization for natural gas rose from 91-percent of the New York Mercantile Exchange average in 1997 to an estimated 96-percent in 2000. During the same period, overhead costs were reduced by nearly 40-percent and operating costs declined by more than 15-percent below the 1997 level.

     "The results of what we have done to strengthen our asset mix and reduce costs is apparent in the improvement we've achieved in profitability," Dr. Irani said. "In 1999, Oxy led its competitors in operating income per barrel of oil equivalent. This shows we have excellent assets with strong earnings power. The picture is much the same through the first nine months of 2000."

     "In chemicals, we've delivered on the synergies created by our alliances to add recurring earnings of 25-cents per share," Dr. Irani said.

     In 1998, Occidental became a partner with a 29.5-percent interest in the Equistar alliance, a leading producer of ethylene and derivatives. The company combined its polyvinyl chloride business in 1999 with that of PolyOne Corporation, formerly The Geon Company, to form the OxyVinyls alliance, the largest producer of PVC resins in North America. Occidental is the operator with a 76-percent interest.

     "We have enhanced our position in core chemical product markets by entering into strategic alliances that offered substantial cost-saving synergies," Dr. Irani said. "Our success in capturing these synergies has improved the fundamentals of our earnings and cash flow positions."

     Dr. Irani also said that the company is making steady progress in improving returns on equity and capital employed. "We've set a target of achieving at least a 20-percent return on equity under normal market conditions," he said. "This is an ambitious goal and our success in reaching that goal will be impacted by energy and chemicals prices."

     The company's return on equity has risen from 11.1-percent in 1998 to 12.5-percent in 1999 and an estimated 37.7-percent in 2000. The return on capital employed has increased from 7.7-percent in 1998 to 9.1-percent in 1999 and an estimated 14.8-percent in 2000.

     "A debt-to-capitalization ratio in the mid-40-percent range and a return on equity of 20-percent would result in a return on capital employed in the 12 to 15-percent range that would place Occidental among the top performers in the oil and gas industry," Dr. Irani said. "That's our primary objective. We're striving to be one of the industry's best performing companies on a consistent basis."

                                       -0-

Contacts:  Howard Collins (media)
         310-443-6523
         Kenneth J. Huffman (investors)
         212-603-8183
         On the web: www.oxy.com

     Forward-looking statements and estimates regarding exploration and production activities, oil, gas and commodity chemical prices, operating costs and their related earnings effects in this release are based on assumptions concerning market, competitive, regulatory, environmental, operational and other conditions. Actual results could differ materially as a result of factors discussed in Occidental's Annual Report on Form 10-K.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             OCCIDENTAL PETROLEUM CORPORATION
                                       (Registrant)




DATE:    November 15, 2000   S. P. Dominick, Jr.
                             ---------------------------------------------------
                             S. P. Dominick, Jr.,  Vice President and Controller
                             (Chief Accounting and Duly Authorized Officer)